M.S.B. FUND, INC.

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1997

     THIS PROSPECTUS SUPPLEMENT DESCRIBES CERTAIN MODIFICATIONS TO THE FUND'S PROCEDURES AND REQUIREMENTS FOR PURCHASING AND REDEEMING SHARES OF THE FUND THAT ARE BEING MADE AVAILABLE TO CERTAIN INSTITUTIONAL INVESTORS. THIS PROSPECTUS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE FUND DATED MAY 1, 1997 AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

INSTITUTIONAL INVESTORS

     NEXT DAY SETTLEMENT OPTION

         Effective August 1, 1997, M.S.B. Fund, Inc. is making available to institutional investors, including but not limited to banks, savings associations, trust companies, broker-dealers and other institutions, whether acting for themselves or their customers, the ability to elect next day settlement of purchase orders for shares of the Fund. Under these arrangements an institutional investor may submit an order to purchase shares by telephone or fax and transmit the funds in payment for the purchase the following day by Federal funds wire transfer. The purchase price for the shares will be the net asset value per share next determined after receipt and acceptance of the order to purchase. Institutional investors may submit purchase orders by telephone for their initial investment in the Fund or any subsequent investment. Investors making their initial investments in the Fund must first open an account with the Fund by submitting a completed account application. Account applications may be obtained by calling the Fund at 1-800-661-3938.

         The investor must indicate to the Fund at the time the purchase order is placed whether same day or next day settlement is sought. Payment for telephone or faxed purchase orders must be made by Federal funds wire transfer received by PNC Bank by 4:00 P.M., New York City time, on the date designated for settlement. If payment in Federal funds is not received by such time, the order will be canceled. See "Summary of Share Purchase Options" in the Prospectus for wiring instructions.

         A purchase order for next day settlement is binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the investor will be responsible for the difference between the price of the shares when ordered and the price of the shares when the order is canceled and for any fees or other losses and expenses incurred by the Fund. The Fund may redeem shares from the investor's account in an amount equal to the amount of such difference in share price and such fees and other losses and expenses, if any, and may retain the proceeds of such redemption in satisfaction of the investor's liability to the Fund. The investor will continue to be responsible for any deficiency. In addition, the Fund may prohibit or restrict the investor from electing next day settlement in the future or from making future purchases of the Fund's shares.

         Any Federal funds received in respect of a canceled purchase order will be returned upon instructions from the sender without any liability to the Fund, the Investment Adviser, the Distributor or PNC Bank. If it is not possible to return such Federal funds the same day, the sender will not have use of such funds until the next business day on which it is possible to effect such return. The Fund reserves the right to reject any purchase order.

     MODIFICATION OF RESTRICTIONS ON TELEPHONE REDEMPTIONS AND WIRE TRANSFERS APPLICABLE TO INSTITUTIONAL INVESTORS

         The Fund also is modifying in the case of institutional investors certain restrictions on the minimum redemption amount for payment of redemption proceeds by wire transfer and on the maximum amount of redemptions by telephone. Institutional investors are not restricted as to the minimum or maximum amount of redemption proceeds that may be transmitted to them by wire transfer or as to the maximum amount of redemptions that can be made by telephone.

           The date of this Prospectus Supplement is July 31, 1997.